SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         FORM 8-K/A

                       CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities
                    Exchange Act of 1934


Date of report (Date of Earliest Event Reported): November 23, 1999

                 PETROLEUM HELICOPTERS, INC.
      (Exact name of registrant as specified in its charter)


          Louisiana            0-9827           72-0395707
       (State or other       (Commission      (I.R.S. Employer
       jurisdiction of          File         Identification No.)
       incorporation )        Number )

  2121 Airline Drive, Suite
             400
   P.O. Box 578, Metairie,                      70001-5979
          Louisiana                             (Zip Code)
    (Address of principal
      executive offices)

        Registrant's telephone number, including area code:
                         (504) 828-3323


                             N/A
    (Former name or former address, if changed since last
                          report.)


Item   7.    Financial  Statements,  Pro   Forma   Financial
Information and Exhibits

    (c)   Exhibits.
              16.1     Letter   re:  Change  in   Certifying
                       Accountants from KPMG LLP



                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PETROLEUM HELICOPTERS, INC


                              BY:      /s/ Michael J. McCann
                                      ----------------------
                                           Michael J. McCann
                                           Chief Financial Officer
                                           and Treasurer

                              DATE:   December 8, 1999